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                                                EXHIBIT 10.5.2(a)









             AMENDMENT, DATED AS OF JANUARY 15, 1995,

                     TO THE PLANT HAL WANSLEY

                       OPERATING AGREEMENTS

                           by and among

                      GEORGIA POWER COMPANY

                               and

                   OGLETHORPE POWER CORPORATION

  (AN ELECTRIC MEMBERSHIP GENERATION & TRANSMISSION CORPORATION)


                               and


             MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA

           (A PUBLIC CORPORATION AND INSTRUMENTALITY OF
                      THE STATE OF GEORGIA)

                               and

                          CITY OF DALTON

      (AN INCORPORATED MUNICIPALITY IN THE STATE OF GEORGIA)

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                            AMENDMENT
                     TO THE PLANT HAL WANSLEY
                       OPERATING AGREEMENT

                        TABLE OF CONTENTS

     Section No.

     1.   Certain Definitions. . . . . . . . . . . . . . . . . .2

     2.   Amendment to Create Section 9. . . . . . . . . . . . .2

     3.   Amendment to Section 1(b). . . . . . . . . . . . . . 10

     4.   Amendment to Section 1 (d) . . . . . . . . . . . . . 10

     5.   Amendment to Create Section 1(e) . . . . . . . . . . 10

     6.   Amendment to Create Section 1(f) . . . . . . . . . . 14

     7.   Amendment to Create Section 1(g) . . . . . . . . . . 25

     8.   Amendment to Create Section 1(h) . . . . . . . . . . 34

     9.   Amendment to Section 2(a). . . . . . . . . . . . . . 41

     10.  Amendment to Section 2(b). . . . . . . . . . . . . . 44

     11.  Amendment to Create Section 2(c) . . . . . . . . . . 46

     12.  Amendment to Section 3(b). . . . . . . . . . . . . . 47

     13.  Amendment to Section 3(d). . . . . . . . . . . . . . 56

     14.  Amendment to Create Section 10 . . . . . . . . . . . 56

     15.  Effectiveness of this Amendment. . . . . . . . . . . 57

     16.  Miscellaneous. . . . . . . . . . . . . . . . . . . . 58

                            APPENDICES

     A.   Captital Budgets, Operating Budgets, Scheduling and
          Dispatch Budget, Maintenance Schedules and Fuel Plan

     B.   Plant Wansley Operations and Maintenance Expenses

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     THIS AGREEMENT, dated as of January 15, 1995, is by and
among GEORGIA POWER CORPORATION ("GPC"), a corporation organized and existing under the laws of the State of Georgia, OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP GENERATION & TRANSMISSION CORPORATION), an electric membership corporation organized and existing under the laws of the State of Georgia and formerly known as Oglethorpe Electric Membership Corporation ("OPC"), MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA, a public corporation and an instrumentality of the State of Georgia ("MEAG"), and the CITY OF DALTON, an incorporated municipality in the State of Georgia ("Dalton") and is the Amendment to those certain Plant Hall Wansley Operating Agreements, dated as of March 26, 1976, August 27, 1976 and April 19, 1977 (the
"Operating Agreements"), between GPC and Oglethorpe Electric Membership Corporation, GPC and MEAG, and GPC and Dalton, respectively.

                       W I T N E S S E T H:
     A. The Participants have previously entered into the Operating Agreements providing, among other things, for the management, control, maintenance and operation of Plant Hal
Wansley.

     B. The Participants mutually desire to alter and modify in this Agreement certain provisions of their respective
Operating Agreements relating to fuel procurement and accounting

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and relating to scheduling and dispatching of the Units such that the Participants' prior agreements and understandings shall be superseded hereby.

     NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements herein set forth, the Participants amend each of their respective Operating Agreements and mutually agree among themselves as follows:

     1. Certain Definitions. Capitalized terms and phrases used and not otherwise defined in this Agreement shall have the respective meanings assigned to them by the Operating Agreements, unless the context or use clearly indicates otherwise. All rules of interpretation, construction, or both, set forth in the Operating Agreements shall apply with equal force and effect to this Amendment.

     2.   Amendment to Create Section 9 of the Operating
Agreements. Section 9 of each of the Operating Agreements hereby reads as follows:

     "9.  Certain Definitions.

     (a)  APPLICABLE ACCOUNTING PERIOD.  "Applicable Accounting
Period" shall mean that period of operation which occasioned the need to incur the particular Operating Cost incurred. Depending

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on the particular Operating Cost involved, such period may be a month, a calendar year or a longer period. For example, for planned, periodic maintenance of the Units, the Applicable Accounting Period shall be the time since the last planned maintenance outage during which the same or similar maintenance was last conducted. If such a period cannot be readily determined for a particular Operating Cost, then the Applicable Accounting Period shall be the most recent 12 calendar months.
     (b) COMMON COAL STOCKPILE. "Common Coal Stockpile" shall refer to that portion of the Plant Wansley Coal Stockpile attributable to the ownership interests of the Common Coal Stockpile Participants from time to time pursuant to Section 1(g) of this Agreement.
     (c) COMMON COAL STOCKPILE COSTS. "Common Coal Stockpile Costs" shall mean all costs incurred by GPC on its own behalf and as agent for the other Common Coal Stockpile Participants that are allocable to the acquisition, processing, transportation, delivering, handling, storage, accounting, analysis, measurement and disposal of coal for the Common Coal Stockpile, including, without limitation, any advance payments in connection therewith, less credits related to such costs applied as appropriate, and including, without limitation, that portion of administrative and general expenses which is properly and reasonably allocable to acquisition and management of coal for the Common Coal Stockpile and for which the incurring party has not been otherwise reimbursed by the other Common Coal Stockpile Participants.

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Common Coal Stockpile Costs shall not include Other Fuel Costs,
Separate Coal Stockpile Costs and amortization of the Plant Wansley initial fossil fuel supply (including, without limitation, unrecoverable base coal).
     (d) COMMON COAL STOCKPILE PARTICIPANTS. "Common Coal Stockpile Participants" shall mean such Participants as are participating in the Common Coal Stockpile from time to time.
     (e) COMMON DISPATCH PARTICIPANT. "Common Dispatch Participant" shall mean those Participants which are not Separate Dispatch Participants.
     (f) COMMITTING PARTICIPANTS. "Committing Participants" shall have the meaning assigned in Section 3(b)(iii) of this Agreement.
     (g) COMMON PROCUREMENT. "Common Procurement" shall have the meaning assigned in Section 1(f)(i) of this Agreement.
     (h) COMMON PROCUREMENT PARTICIPANT. "Common Procurement Participant" shall mean, initially, the Common Coal Stockpile Participants and each Separate Coal Stockpile Participant (i) which has not exercised its rights under Section 1(e)(i) of this Agreement, (ii) which has not otherwise been found by a vote of the Common Procurement Participants owning at least a majority percentage undivided ownership interest in Plant Wansley of the aggregate undivided ownership interests in Plant Wansley of the then Common Procurement Participants (excluding the percentage ownership interest in Plant Wansley of the Common Procurement Participant under consideration), to have violated the policies

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and rules for Common Procurement Participants established from time to time by GPC or (iii) which has been reestablished as a Common Procurement Participant pursuant to Section 1(f) of this Agreement.
     (i) FERC. The "FERC" shall mean the Federal Energy Regulatory Commission or any entity succeeding to the powers and functions thereof.
     (j) GEORGIA INTEGRATED TRANSMISSION SYSTEM. "Georgia Integrated Transmission System" shall mean the integrated transmission system owned by GPC, OPC, MEAG and Dalton pursuant to those certain Agreements between GPC and OPC dated as of January 6, 1975 and June 9, 1986, those certain Agreements between GPC and MEAG dated as of August 27, 1976, and those certain Agreements between GPC and Dalton dated as of August 27, 1976, as any one or more of those Agreements may be amended, modified, revised, restated or superseded from time to time, or any successor transmission system thereto.
     (k) NONCOMMITTING PARTICIPANTS. "Noncommitting Participants" shall mean as of any particular time, those Participants which at such time are not Committing Participants pursuant to Section 3(b)(iii) of this Agreement.
     (l) OPERATING AGREEMENTS. "Operating Agreements" shall refer to the Plant Hal Wansley Operating Agreements between (i) GPC and OPC, dated as of March 26, 1976, (ii) GPC and MEAG, dated as of August 27, 1976, and (iii) GPC and the City of Dalton, Georgia, dated as of April 19, 1977.

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     (m)  OPERATING COSTS.  "Operating Costs" shall mean all
expenses incurred by GPC in respect to Plant Wansley and properly recordable in accordance with the Operating Expense Instructions and in appropriate accounts as set forth in the Uniform System of Accounts, but shall not include Common Coal Stockpile Costs, Separate Coal Stockpile Costs, or Other Fuel Costs.
     (n) OTHER FUEL COSTS. "Other Fuel Costs" shall mean all costs and expenses, other than Common Coal Stockpile Costs and Separate Coal Stockpile Costs, incurred by GPC on its own behalf and as agent for the other Participants that are allocable to the acquisition, processing, transportation, delivering, handling, storage, accounting, analysis, measurement and disposal of fossil materials required for Plant Wansley, including, without limitation, any advance payments in connection therewith, less credits related to such costs applied as appropriate, and including, without limitation, that portion of administrative and general expenses which is properly and reasonably allocable to acquisition and management of fossil fuel (other than coal for the Common Coal Stockpile and the Separate Coal Stockpiles) for Plant Wansley. Other Fuel Costs shall not include Common Coal Stockpile Costs, Separate Coal Stockpile Costs and amortization of the Plant Wansley initial fossil fuel supply (including, without limitation, unrecoverable base coal).
     (o) OWNERSHIP AGREEMENTS. "Ownership Agreements" shall refer to the Plant Hal Wansley Purchase and Ownership Participation Agreement between (i) GPC and OPC, dated as of

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March 26, 1976, (ii) GPC and MEAG, dated as of August 27, 1976 and (iii) GPC and the City of Dalton, dated as of April 19, 1977.
     (p) PARTICIPANT. "Participant" and "Participants" shall refer, individually or collectively, as the case may be, to GPC, OPC, MEAG, and Dalton and to any transferee or assignee of any of them pursuant to Section 5(f) of the Ownership Agreement.
     (q) PLANT WANSLEY. "Plant Wansley" shall have the meaning set forth in Section 1(a) each of the respective Ownership Agreements.
     (r) PLANT WANSLEY COAL STOCKPILE. The "Plant Wansley Coal Stockpile" shall mean the coal stockpile maintained from time to time for the Units.
     (s) PLANT WANSLEY PARTICIPATION AGREEMENTS. "Plant Wansley Participation Agreements" shall mean the Ownership Agreements, and Operating Agreements, collectively.
     (t) SEPARATE COAL PROCUREMENT. "Separate Coal Procurement" shall mean the procurement of coal pursuant to the standards and procedures set forth under Section 1(e)(i) of this Operating Agreement.
     (u) SEPARATE COAL STOCKPILE. "Separate Coal Stockpile" shall have the meaning assigned in Section 1(g) of this Agreement.
     (v) SEPARATE COAL STOCKPILE COSTS. "Separate Coal Stockpile Costs" shall mean with respect to each Separate Coal Stockpile Participant all costs incurred by GPC as agent for such Separate Coal Stockpile Participant that are allocable to the

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acquisition, processing, transportation, delivering, handling, storage, accounting, analysis, measurement and disposal of coal for such Separate Coal Stockpile Participant, including, without limitation, all costs incurred by GPC in administering fuel and transportation contracts entered into by such Separate Coal Stockpile Participant pursuant to any one or more of Sections 1(e)(i), 1(f) or 1(g) of this Agreement, and including any advance payments in connection therewith, less credits related to such costs applied as appropriate, and including that portion of administrative and general expenses which is properly and reasonably allocable to acquisition and management of coal for such Separate Coal Stockpile Participant's Separate Coal Stockpile and for which the incurring party has not otherwise been reimbursed. Separate Coal Stockpile Costs shall not include Common Coal Stockpile Costs, Other Fuel Costs and amortization of the Plant Wansley initial fossil fuel supply, including, without limitation, unrecoverable base coal.
     (w) SEPARATE COAL STOCKPILE PARTICIPANT. "Separate Coal Stockpile Participant" shall mean the Participants making an election to discontinue participation in the Common Coal Stockpile pursuant to 1(g)(iii) of this Agreement, or which has otherwise entered into an agreement with GPC to become a Separate Coal Stockpile Participant pursuant to subsection (vi) of
Section 1(g) of this Agreement. Such Participants are referred to individually as a "Separate Coal Stockpile Participant" and collectively as "Separate Coal Stockpile Participants."

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     (x)  SEPARATE DISPATCH PARTICIPANT.  "Separate Dispatch
Participant" shall mean those Participants which have become Separate Coal Stockpile Participants pursuant to the provisions of 1(g) of this Agreement and which exercise separate dispatch rights under Section 3(b)(iii) of this Agreement.
     (y) SEPARATE PROCUREMENT PARTICIPANT. "Separate Procurement Participant" shall mean each Separate Coal Stockpile Participant (i) which has exercised its rights under Section 1(e)(i) of this Agreement, or (ii) which has been found by a vote of the Common Procurement Participants owning at least a majority percentage undivided ownership interest in Plant Wansley of the aggregate undivided ownership interests in Plant Wansley of the then Common Procurement Participants (excluding the percentage ownership interest in Plant Wansley of the Common Procurement Participant under consideration) to have violated the policies and rules for Common Procurement Participants established from time to time by GPC and which has not been reestablished as a Common Procurement Participant pursuant to Section 1(f) of this Agreement.
     (z) SPOT COAL. "Spot Coal" shall mean all coal purchased for the Common Coal Stockpile or any Separate Coal Stockpile under an arrangement of acquisition for a period of less than one year.
     (aa) UNIFORM SYSTEM OF ACCOUNTS. The "Uniform System of Accounts" shall mean the FERC Uniform System of Accounts prescribed for Public Utilities and Licensees subject to the

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provisions of the Federal Power Act, as the same now exist or may be hereafter amended by the FERC.
     (bb) UNITS. The "Units" shall refer to Wansley Unit No. 1 and Wansley Unit No. 2 collectively."

     3. Amendment to Section 1(b) of the Operating Agreements. The first and second sentences of Section 1(b), AUTHORITY FOR OPERATION AND MANAGEMENT, of each of the Operating Agreements, are hereby amended to add the phrase "(e), (f), (g) and (h)" after the words "provisions of Section 1(d)."

     4. Amendment to Section 1(d) of the Operating Agreements. The second paragraph of Section 1(d), OPERATION, of each of the Operating Agreements, is hereby amended to add the following sentence to the end thereto.
     "Notwithstanding the foregoing, in no event shall the provisions of this second paragraph of Section 1(d) apply to a Separate Dispatch Participant."

     5. Amendment to Create Section 1(e) of the Operating Agreements. Section 1, GENERAL OBLIGATIONS AND RIGHTS OF PARTIES, of each of the Operating Agreements, is hereby amended to add the following subsection (e) thereto.
     "(e) Fuel Procurement by Participants other than GPC.
          (i) Separate Procurement by Separate Procurement Participants - Generally. Any Separate Coal Stockpile

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Participant shall be permitted to supply, solely for its own account and solely for its Separate Coal Stockpile, its coal requirements for its undivided ownership interests in the Units upon the following conditions:
          (A)  Prior to entering into each coal supply
     arrangement, such Separate Coal Stockpile Participant must demonstrate that such arrangement complies with the provisions of this Section 1(e)(i) and must demonstrate (1) that the proposed coal to be procured meets or exceeds the quality and compatibility standards set by GPC and will enable the Units to operate at their normal operational levels in compliance with all governmental regulations applying thereto; (2) that transportation for such coal can be arranged by such Separate Coal Stockpile Participant which is compatible with the transportation and fuel delivery facilities at Plant Wansley; and (3) all parties associated with the supply of such coal, including, without limitation, the vendor, broker, mine operator and transporter are reliable and technically and financially qualified. Within six months following the date of the first election by a Separate Coal Stockpile Participant to discontinue participation in the Common Coal Stockpile, GPC shall develop written guidelines setting forth standards and procedures for compliance by a Separate Coal Stockpile Participant with the provisions of this Section 1(e)(i)(A), including, without limitation, standards relating to the

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     operational characteristics of the Units and setting forth the standard contract terms and provisions referred to in
     Section 1(e)(i)(B).
          (B) At least 90 days prior to the first scheduled delivery of coal from any such arrangement, the Separate Coal Stockpile Participant proposing to participate in the arrangement shall give GPC written notice of its intent to enter into such coal supply arrangement, shall make the demonstrations set forth in (A) above to the reasonable satisfaction of GPC, as agent, and, thereafter shall enter into a valid, binding and enforceable contract for such coal containing such standard terms and conditions as are required by the guidelines established by GPC (other than price, quantity, and duration), which contract shall be consistent with the demonstrations provided for in (A) above and providing by its terms for GPC (or any successor agent hereunder) to have sole authority for all administration with respect thereto, including, without limitation, coordination with the mine operator, scheduling of deliveries, transportation arrangements and testing; provided, however, that except as otherwise set forth herein, the Separate Coal Stockpile Participant shall have sole authority, subject to the policies and procedures adopted or revised from time to time by GPC, to make or direct major economic decisions which are not administrative in nature, including, without limitation, to extend,

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     terminate or renegotiate the contract or exercise options
     thereunder and to sue the supplier.

     Except as set forth in Section 1(f) of this Agreement, GPC shall have no obligation to purchase, arrange for or contract for the purchase of coal for any Separate Coal Stockpile Participant.
     If, at any time, any one or more deliveries of coal from any such coal supply arrangement fail in any respect to satisfy the requirements as to quality and characteristics specified in clause (A) above, fail to comply with any material provision of a contract governing such coal supply arrangements or are incompatible with the Units or any governmental regulations applying thereto, then, GPC may decline to use the coal from any such delivery, may order a suspension of any further deliveries from such coal supply arrangement until receipt of adequate assurances satisfactory to it that all future deliveries of coal will conform to the delivery schedules and to all of the other requirements of the Plant Wansley Coal Stockpile and the Units, as the case may be, and may take any other action and exercise any other rights which may be permitted by law or by the provisions of any contracts with respect to such coal supply arrangement.
     GPC shall not be liable to any other Participant for any actions taken by it under this Section 1(e)(i), and the Separate Procurement Participant participating in any such coal supply arrangement shall indemnify and hold GPC and the other

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Participants harmless from and against any and all costs,
expenses, claims, judgments and fines, including, without limitation, legal fees incurred in defense of any lawsuit or other proceeding, as a result of any such action taken by GPC, except that GPC shall not be so indemnified and held harmless from the payment of legal fees incurred in defense of any lawsuit brought by a Separate Procurement Participant proposing to participate in such arrangement seeking specific performance or injunctive relief against GPC to reverse GPC's determination that such a proposed arrangement does not comply with the terms and conditions of this Section 1(e)(i)."

     6.   Amendment to Create Section 1(f) of the Operating
Agreements.    Section 1, GENERAL OBLIGATIONS AND RIGHTS OF
PARTIES, of each of the Operating Agreements, is hereby amended to add the following subsection (f) thereto.

          "(f)  Fossil Fuel.
               (i) (A) Coal and Transportation Procurement by GPC - Initiation Until Receipt of Offers. Subject to the provisions of Section 1(d) and 1(e) of this Agreement, GPC, on its own behalf and as agent for the other Participants, shall have sole authority to and shall arrange for and acquire all fossil fuel and fuel transportation for the Units consistent with such policies and procedures with respect thereto as may be

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          adopted from time to time by GPC and shall have sole
          authority to administer all fuel and fuel transportation standards for fossil fuel for the Units consistent with such standards with respect thereto as may be adopted from time to time by GPC. GPC, on its own behalf and as agent for the other Participants, shall procure coal and transportation from time to time for the Common Coal Stockpile and for each of the Separate Coal Stockpile Participants which is at such time a Common Procurement Participant. At such times as GPC deems it appropriate to procure coal or transportation for the Common Coal Stockpile, GPC shall consult with each of the Separate Coal Stockpile Participants which are then Common Procurement Participants to determine their procurement requirements for their Separate Coal Stockpiles and to determine the procurement strategy desired by each of the Common Procurement Participants. At any other time a Separate Coal Stockpile Participant which at such time is also a Common Procurement Participant may request that GPC commence a coal or transportation procurement for the requirements of such Separate Coal Stockpile Participant's Separate Coal Stockpile, and GPC likewise shall consult with the other Separate Coal Stockpile Participants which are then Common Procurement Participants to determine their procurement

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          requirements for their Separate Coal Stockpiles and to
          determine the procurement strategy desired by each of the other Common Procurement Participants. In each case, GPC, on its own behalf and as agent for the other Common Coal Stockpile Participants which are then Common Procurement Participants and for the Separate Coal Stockpile Participants expressing a desire to participate in such Common Procurement, shall use its reasonable best efforts to develop a procurement strategy to accommodate the requirements and procurement strategies of GPC for the Common Coal Stockpile and of the Separate Coal Stockpile Participants which are then Common Procurement Participants expressing a desire to participate in such Common Procurement; provided, however, that GPC shall not be required to accommodate the requirements or procurement strategy of any Separate Coal Stockpile Participant which is a Common Procurement Participant that is incompatible with the guidelines with respect to Common Procurement adopted from time to time by the Plant Wansley Operating Committee or which is incompatible with the requirements or procurement strategy desired by the Common Procurement Participants initiating the Common Procurement. GPC, on its own behalf and as agent for the other Common Coal Stockpile Participants and for each of the Separate Coal

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          Stockpile Participants which are then Common
          Procurement Participants electing to participate in such Common Procurement, shall then initiate a Common Procurement in an effort to obtain offers from coal vendors to sell coal, offers from transporters to provide transportation, or both (individually, an "Offer" and collectively, "Offers") to meet the requirements and procurement strategy of GPC for the Common Coal Stockpile and of each of the Separate Coal Stockpile Participants which are Common Procurement Participants electing to participate in such Common Procurement for its Separate Coal Stockpile.
               (B) Coal and Transportation Procurement by GPC - After Receipt of Offers. Upon receipt of one or more Offers, GPC, on its own behalf and as agent for the other Participants, shall offer the Separate Coal Stockpile Participants which are Common Procurement Participants electing to participate in such Common Procurement the opportunity to participate in each such Offer. If two or more of such Common Procurement Participants (including, without limitation, GPC on behalf of the Common Coal Stockpile) elect to participate in any particular Offer, GPC, as agent for the Common Coal Stockpile and each Separate Coal Stockpile Participant which is a Common Procurement Participant shall have the right to participate in such

                              -17-
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          Offer up to the proportion that such Common Procurement
          Participant's percentage undivided ownership interest
          in Plant Wansley bears to the aggregate of the percentage undivided ownership interests in Plant Wansley of all Common Procurement Participants electing to participate in such Offer, and for such purpose, in computing GPC's percentage undivided ownership interest in Plant Wansley there shall be added to GPC's percentage undivided ownership interest in Plant
          Wansley the percentage undivided ownership interest in Plant Wansley of the other Participants which are then
          Common Coal Stockpile Participants.   If GPC, as agent
          for the Common Coal Stockpile, or any of the Separate Coal Stockpile Participants which are Common
          Procurement Participants elect to participate in any such Offer on a timely basis, GPC will negotiate with the supplier of such Offer in an effort to develop final contract terms and conditions satisfactory to GPC, as agent for the Common Coal Stockpile, and the Separate Coal Stockpile Participants which are Common Procurement Participants electing to participate in such Offer, and GPC, as agent for the Common Coal Stockpile, and each participating Separate Coal Stockpile Participant which is a Common Procurement Participant shall enter into a separate contract with such supplier, which contract for such Separate Coal

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          Stockpile Participant shall provide that GPC shall be
          the exclusive agent on behalf of such Separate Coal Stockpile Participant for the administration of such contract upon such terms and conditions as are satisfactory to GPC; provided, however, that except as otherwise set forth herein, such Separate Coal Stockpile Participant shall have sole authority, subject to the policies and procedures adopted or revised from time to time by the Plant Wansley Operating Committee, to make or direct major economic decisions which are not administrative in nature, including, without limitation, to extend, terminate or renegotiate the contract or exercise options thereunder and to sue the supplier. GPC makes no representation or warranty that any Common Procurement effort will satisfy either the requirements or the procurement strategy of any Participant, and GPC shall have no liability to any Participant in these regards.
               (C) Separate Procurement. Upon (i) exercise by any Separate Coal Stockpile Participant of a Separate Procurement under Section 1(e)(i) of this Operating Agreement or (ii) violation by any Separate Coal Stockpile Participant, which has been found by a vote of the Common Procurement Participants owning at least a majority percentage undivided ownership interest in Plant Wansley of the aggregate undivided ownership

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          interest in Plant Wansley of the then Common
          Procurement Participants (excluding the percentage undivided ownership interest in Plant Wansley of the Common Procurement Participant under consideration), of any policy or rule for Common Procurement Participants established from time to time by the Plant Wansley Operating Committee, such Separate Coal Stockpile Participant shall immediately cease to be a Common Procurement Participant, and GPC shall have no obligation to procure coal or transportation on behalf of such Separate Coal Stockpile Participant other than for Spot Coal. The remaining Common Procurement Participants owning in the aggregate more than 50% undivided ownership interest in Plant Wansley out of the total percentage undivided ownership interest in Plant Wansley of the then remaining Common Procurement Participants may vote to reestablish such Separate Coal Stockpile Participant's status as a Common Procurement Participant. Otherwise, GPC shall have no obligation to procure coal or transportation on behalf of any Separate Coal Stockpile Participant which has ceased to be a Common Procurement Participant, other than for Spot Coal. A Separate Procurement Participant shall have no right to receive or review any information relating to any Common Procurement effort or any Offers or contracts resulting from a Common Procurement effort except as may otherwise be provided in subsection
          (i)(E) of this Section 1(f) relating to Spot Coal.
               (D) Review of Offers. Any Common Procurement Participant that initiates a Common Procurement and any Common Procurement Participant (other than GPC as agent) that elects to review information relating to any Offer shall pay that portion of the costs of the Common Procurement resulting in such Offer in the proportion that such Common Procurement Participant's percentage undivided ownership interest in Plant Wansley bears to the aggregate of the percentage undivided ownership interests in Plant Wansley of the Common Procurement Participants participating in such Common Procurement or reviewing any information relating to any Offer, whether or not such Common Procurement Participant elects to participate in any such Offer and all other Common Procurement Participants electing to participate in any such Offer (which shall include the Common Coal Stockpile Participants if GPC, as agent for the Common Coal Stockpile, elects to participate in such Offer) shall each pay a portion of such costs computed on the same basis. Upon request, GPC shall inform a Separate Coal Stockpile Participant which is a Common Procurement Participant that did not initiate the subject Common Procurement of the approximate cost to review the information pertaining to the Offer. No Participant shall use any information furnished to it by or on behalf of GPC, or any other Common Procurement Participant concerning any such Offers in a manner to prejudice the efforts of GPC and the other Common Procurement Participants in any Common Procurement effort. As to any particular information such prohibition shall terminate two years following the date such information was received by such Participant.
               (E) Spot Coal Procurement. Notwithstanding the foregoing provisions of Sections 1(e), 1(f) and 1(g) of this Agreement, GPC shall be the exclusive agent to act on behalf of itself and all other Participants for the procurement, transportation and delivery of Spot Coal. All Offers to sell Spot Coal shall be made available to GPC on its own behalf and on behalf of the other then Common Coal Stockpile Participants, and to each Separate Coal Stockpile Participant (whether or not such Separate Coal Stockpile Participant is then a Common Procurement Participant) on the same basis that an Offer under a Common Procurement is made available to the Common Procurement Participants. GPC shall remain a Common Procurement Participant (both as buyer and seller) so long as there remains one or more other Common Procurement Participants.

          (ii) Each Participant shall have the right to make whatever financial arrangements it may desire, whether by lease, security transaction or otherwise, for the discharge of its fossil fuel payment obligations so long as such arrangements do not adversely affect the rights of the other Participants.

          (iii) Except as otherwise agreed by the Common Coal Stockpile Participants or as otherwise provided in Sections 2(c) and 3(b) of this Agreement, the Common Coal Stockpile Participants shall pay Common Coal Stockpile Costs and shall own coal in the Common Coal Stockpile in proportion to their respective undivided ownership interests in the Common Coal Stockpile.

          (iv) Except as otherwise agreed to by the Participants or as otherwise provided in Sections 2(c) and 3(b) of this Agreement, each Separate Coal Stockpile Participant shall pay all Separate Coal Stockpile Costs which are properly and reasonably allocable to such Separate Coal Stockpile Participant's Separate Coal Stockpile, determined in accordance with GPC's standard accounting practices, which shall comply with the Uniform System of Accounts in effect from time to time except as provided in subsection (vii) of
     Section 1(g) hereof.

          (v) Except as otherwise agreed to by the Participants or as otherwise provided in Sections 2(c) and 3(b) of this Agreement, the Participants shall pay Other Fuel Costs and shall own fossil fuel (other than coal allocated to the Common Coal Stockpile and to the Separate Coal Stockpiles) in proportion to their respective percentage undivided ownership interests in Plant Wansley.

          (vi) If on or prior to 30 days following OPC's receipt of approval of this Amendment from the Administrator of the Rural Electrification Administration, any Participant exercises its election to become a Separate Coal Stockpile Participant, then within six months following the date of the first election by a Separate Coal Stockpile Participant, GPC shall develop written procedures for Separate Coal Procurement and Common Procurement and shall submit such procedures to the other Participants which shall adopt such procedures by vote of Participants owning at least an aggregate 85% undivided ownership interest in Plant Wansley within two months of submission or which shall revise such procedures, such revisions to be approved by Participants owning at least an aggregate 85% undivided ownership interest in Plant Wansley. In the absence of such adoption or approval of revisions within two months of submission, the procedures submitted by GPC shall go into effect as the procedures adopted by the Participants. The procedures may be revised thereafter only by approval of such Participants owning at least an aggregate 85% undivided ownership interest in Plant Wansley. In the absence of the approval of any revisions to the procedures by such 85% vote, the revisions to the procedures shall go into effect as submitted by GPC."

     7.   Amendment to Create Section 1(g) of the Operating
Agreements.  Section 1,  GENERAL OBLIGATIONS AND RIGHTS OF
PARTIES, of each of the Operating Agreements, is hereby amended to add the following subsection (g) thereto.

          "(g)   Common Coal Stockpile and Separate Coal
     Stockpiles.
               (i) In order to provide for the ownership by the Participants of interests in a Common Coal Stockpile and to provide for the sharing among the Participants of Common Coal Stockpile Costs, the Participants agree that initially, all Participants shall participate in the Common Coal Stockpile.
               GPC shall cause an adjustment to be made to the account of each Common Coal Stockpile Participant (A) so that the quantity of coal in the Common Coal Stockpile shall thereafter be allocated to the Common Coal Stockpile Participants according to such Common Coal Stockpile Participant's percentage undivided ownership interest in the Common Coal Stockpile as set forth in the following sentence, and (B) so that the average cost per ton or, following a division of the Plant Wansley Coal Stockpile into the Common Coal Stockpile and one or more Separate Coal Stockpiles pursuant to Section 1(g)(iii) of this Agreement, the average cost per British Thermal Unit ("Btu") of the coal in the Common Coal Stockpile is the same for each Common Coal Stockpile Participant, with appropriate charges and credits to be made to the accounts of such Common Coal Stockpile Participants, all in accordance with GPC's standard accounting practices which shall comply with the Uniform System of Accounts in effect from time to time except as provided in subsection
          (vii) of Section 1(g) hereof. Following each such allocation, each Common Coal Stockpile Participant shall own a percentage undivided ownership interest in the Common Coal Stockpile in the proportion that such Common Coal Stockpile Participant's percentage undivided ownership interest in Plant Wansley bears to the aggregate of all Common Coal Stockpile Participants' percentage undivided ownership interest in Plant Wansley.
               (ii) All Common Coal Stockpile Costs incurred in connection with the Common Coal Stockpile shall be allocated among the Common Coal Stockpile Participants at the time such Common Coal Stockpile Costs are incurred in the same respective percentages of each Common Coal Stockpile Participant's undivided ownership interest from time to time in the Common Coal Stockpile at that particular time and, subject to the provisions of Sections 2(c) and 3(b) of this Agreement, the Common Coal Stockpile Costs shall be paid as provided in Sections 1(f), 2(b) and 2(c) of this Agreement; provided, however, that at the end of each calendar month, GPC shall cause an adjustment to be made among the Common Coal Stockpile Participants in accordance with the amount of coal (or, following a division of the Plant Wansley Coal Stockpile into the Common Coal Stockpile and one or more Separate Coal Stockpiles pursuant to Section 1(g)(iii) of this Agreement, the amount of Btus) actually consumed by each of the Common Coal Stockpile Participant's undivided ownership interest in each of the Units, all in accordance with GPC's standard accounting practices which shall comply with the Uniform System of Accounts in effect from time to time except as provided in subsection (vii) of
          Section 1(g) hereof.
               All Other Fuel Costs incurred in connection with the Units shall be allocated among the Participants at the time such Other Fuel Costs are incurred in the same respective percentages of each Participant's percentage undivided ownership interest in Plant Wansley at that particular time, and the Other Fuel Costs shall be paid as provided in Sections 1(f), 2(b) and 2(c) of this Agreement; provided, however, that at the end of each calendar month, GPC shall cause an adjustment to be made among the Participants in accordance with the amount of fuel (other than coal) actually consumed by each of the Participants all in accordance with GPC's standard accounting practices which shall comply with the Uniform System of Accounts in effect from time to time except as provided in subsection (vii) of Section 1(g) hereof.
               (iii) Each Participant (other than GPC) may elect to discontinue participation in the Common Coal Stockpile by delivery of written notice to GPC of such election not later than 30 days following OPC's receipt of approval of this Amendment from the Administrator of the Rural Electrification Administration. Within six months following the date of the first election by a Separate Coal Stockpile Participant, GPC, as agent for the other Participants, shall cause an adjustment to be made to the Common Coal Stockpile and to the account of each Separate Coal Stockpile Participant so that (A) the quantity of coal allocated to the Common Coal Stockpile will equal the percentage undivided ownership interests of the remaining Common Coal Stockpile

          Participants and so that the quantity of coal allocated to each Separate Coal Stockpile Participant's account will equal its percentage undivided ownership interest in the Common Coal Stockpile at the time such adjustment is made, and (B) the average cost per ton and average cost per Btu for the Common Coal Stockpile and for each Separate Coal Stockpile are the same. GPC shall notify each of the Participants immediately after such an adjustment has been made of (l) the quantity of coal in the Common Coal Stockpile and in each Separate Coal Stockpile and (2) the average cost per ton and average cost per Btu for the Common Coal Stockpile and for each Separate Coal Stockpile. Thereafter, each Separate Coal Stockpile Participant shall be entitled only to use coal available in its Separate Coal Stockpile account for the operation of its undivided ownership interests in the Units, and the remaining Common Coal Stockpile Participants shall be entitled to use only coal available in the account of the Common Coal Stockpile for the operation of their undivided ownership interests in the Units. Except as otherwise provided in subsection (ii) of this Section 1(g), no Participant shall be required to sell or otherwise supply coal to any other Participant; however, GPC, on its own behalf and as agent for the other Common Coal Stockpile Participants, and each Separate Coal

          Stockpile Participant may buy, sell, trade or otherwise supply coal in the Plant Wansley Coal Stockpile from their respective accounts to one another upon such terms as they may agree and upon prior written notice to GPC; provided, however, that all offers to sell coal by a Common Procurement Participant must be offered to all of the Common Procurement Participants on the same basis as an Offer under a Common Procurement. There shall be allocated to each Separate Coal Stockpile Participant's account and each Separate Coal Stockpile Participant shall take and pay for a portion of subsequent deliveries of coal and associated costs (including, without limitation, "buy-out" costs, if any) through December 1997 from that certain agreement entered into on December 6, 1972, as amended, between Georgia Power Company and Arch Mineral Corporation in an amount equal to such Separate Coal Stockpile Participant's percentage undivided ownership interest in the Units. In addition, there shall be allocated to each Separate Coal Stockpile Participant's account all coal procured on behalf of such Separate Coal Stockpile Participant by GPC pursuant to Section 1(f) of this Agreement or procured by such Separate Coal Stockpile Participant pursuant to Section 1(e)(i) of this Agreement. GPC shall account for all coal allocated to the account of each Separate Coal Stockpile Participant and for coal consumed by such Separate Coal Stockpile Participant's undivided ownership interests in the Units, all in accordance with GPC's standard accounting practices which shall comply with the Uniform System of Accounts in effect from time to time except as provided in subsection (vii) of Section 1(g) hereof. No Separate Coal Stockpile Participant nor any purchaser of an undivided ownership interest in the Units from a Separate Coal Stockpile Participant may elect to become a Common Coal Stockpile Participant without the written consent of a majority of the percentage undivided ownership interest in Plant Wansley of the then remaining Common Coal Stockpile Participants, including, without limitation, GPC so long as GPC is a Participant.
               (iv)  Except as otherwise provided in subsection
          (vi) of this Section 1(g), unless otherwise agreed to by Participants owning in the aggregate at least an 85% undivided ownership interest in Plant Wansley, the Participants recognize and agree, that the division of the Common Coal Stockpile and each Separate Coal Stockpile is for the purposes only of accounting, payment and settlement of costs and entitlement to use; that there will be no physical separation of coal at Plant Wansley among the Common Coal Stockpile and the Separate Coal Stockpiles and that the Common Coal

          Stockpile and the Separate Coal Stockpiles will be physically combined and commingled into one common coal stockpile at Plant Wansley; and that existing coal and future deliveries of coal at Plant Wansley allocated among the Common Coal Stockpile and the Separate Coal Stockpiles will all be physically commingled and may be used for the operation of the undivided ownership interests of any Participant so long as the account of such Participant demonstrates that there is sufficient coal credited to its account for such operation. Nothing in this Section 1(g)(iv) shall preclude Participants owning in the aggregate at least an 85% undivided ownership interest in Plant Wansley from agreeing, upon such terms and conditions as they may agree to, to physically separate the Plant Wansley Coal Stockpile in the future.
               (v) All discrepancies between the book inventory and the physical inventory of the Plant Wansley Coal Stockpile shall be charged or credited, as appropriate, among the Common Coal Stockpile and the Separate Coal Stockpiles and to the respective accounts of each Participant in accordance with the amount of coal actually consumed by the undivided ownership interests of each Participant during the physical inventory period to which such discrepancy relates, all as determined in accordance with GPC's standard accounting practices which shall comply with the Uniform System of Accounts in effect from time to time except as provided in subsection (vii) of Section 1(g) hereof.
               (vi)  GPC and each of the other Common Coal
          Stockpile Participants or any purchaser of an undivided ownership interest in the Units may enter into whatever other arrangements GPC and such other Common Coal Stockpile Participant (or purchaser) may agree to with respect to such Common Coal Stockpile Participant's (or purchaser's) ownership interest in the Common Coal Stockpile, including, without limitation, the creation of further Separate Coal Stockpiles without requiring the consent of any other Participant, so long as such arrangement provides for Common Coal Stockpile Costs to be paid as contemplated by this Agreement.
               (vii) If on or prior to 30 days following OPC's receipt of approval of this Amendment from the Administrator of the Rural Electrification Administration, any Participant exercises its election to become a Separate Coal Stockpile Participant, then within six months following the date of the first election by a Separate Coal Stockpile Participant, GPC shall develop written procedures for Separate Coal Stockpile accounting and Common Coal Stockpile accounting and shall submit such procedures to the other Participants which shall adopt such procedures by vote of Participants owning at least an aggregate 85% undivided ownership interest in Plant Wansley within two months of submission or which shall revise such procedures, such revisions to be approved by Participants owning at least an aggregate 85% undivided ownership interest in Plant Wansley. In the absence of such adoption or approval of revisions within two months of submission, the procedures submitted by GPC shall go into effect as the procedures adopted by the Participants. The procedures may be revised thereafter only by approval of such Participants owning at least an aggregate 85% undivided ownership interest in Plant Wansley. In the absence of the approval of any revisions to the procedures by such 85% vote, the revisions to the procedures shall go into effect as submitted by GPC."

     8.   Amendment to Create Section 1(h) of the Operating
Agreements.  Section 1,  GENERAL OBLIGATIONS AND RIGHTS OF
PARTIES, of each of the Operating Agreements, is hereby amended to add the following subsection (h) thereto.

          "(h)  Budgets, Schedules and Plans to be Provided by
     GPC to the Participants.

               (i) Capital Budgets.  By the date set forth in

     Appendix A, GPC shall use its reasonable best efforts to provide to each Participant a written budget estimate of capital costs anticipated to be incurred for a five-year budget period for Wansley Unit No. 1 and Wansley Unit No. 2. Each capital budget estimate shall be based on information reasonably available. Also to be included in the capital budget are any projects which may be charged to a Participant on the basis of its ownership pursuant to the Ownership Agreement. This budget estimate is to consist of project estimate sheets for each project. For the five-year budget period, a summary of estimates of capital expenditures and retirements will be provided, the first year by month and the remaining four years by annual total.
          GPC may from time to time propose changes in the capital budget estimates and revised capital budget estimates as necessary to reflect any changes in construction, purchasing or payment schedules, plans, specifications or costs related to completions, renewals, additions, replacements, modifications and disposal in connection with the Units and GPC shall similarly submit such proposed changes to all Participants.
          Each capital budget estimate and revised capital budget estimate shall be in a format such that for the next calendar year each month's estimated costs are listed by reference to the applicable Uniform System of Accounts account number. In addition, each capital budget estimate and revised capital budget estimate shall be in a format showing expected amounts that the Participant will be billed.
          GPC shall attempt to make all such completions, renewals, additions, replacements, modifications and disposals in connection with the Units in accordance with the then current capital budget estimate, but GPC makes no representation, warranty or promise of any kind as to the accuracy of any of such capital budget estimates or that such attempt to make all such completions, renewals, additions, replacements, modifications and disposals in accordance with the then current capital budget estimate will be successful, and in no event shall GPC have any liability to any other Participant in these regards.
          Notwithstanding the foregoing provisions of this
     Section 1(h)(i) with respect to the information to be provided by GPC and applicable times and dates, the matters set forth in Appendix A attached hereto relating to capital budgets, as the same may be revised from time to time by agreement among all of the Participants and GPC as agent for the Participants, shall govern and control any such conflicting or contrary provisions of this Section 1(h)(i).

               (ii) Operating Budgets. By the date set forth in Appendix A, GPC shall use its reasonable best efforts to provide to each Participant a written budget estimate of

     Operating Costs including, without limitation, scheduled outage costs (by month for the following year and in summary fashion for the succeeding four years) anticipated to be incurred for a five-year budget period for Wansley Unit
     No. 1 and Wansley Unit No. 2. Each operating budget estimate shall be based on information reasonably available.
          Each operating budget estimate and revised operating budget estimate shall be in a format such that for the next calendar year each month's estimated costs are listed by reference to the applicable Uniform System of Accounts account number. In addition, each operating budget estimate and revised operating budget estimate shall be in a format showing expected amounts that the Participant will be billed.
          The operating budget for each calendar year shall be revised as deemed necessary by GPC to reflect changed operating conditions in such calendar year, and promptly upon any such revision GPC shall provide to each of the other Participants a revised operating budget. Each revised operating budget shall include Operating Costs incurred by GPC in the operation and maintenance of the Units prior to the time such revised operating budget becomes effective but not included in prior operating budgets, and shall be supported by detail reasonably adequate for the purpose of each Participant's reasonable review thereof.
          GPC shall attempt to manage, control, operate and maintain the Units in accordance with the then current operating budget so that payments to be made by the Participants for the costs contained therein shall be, as nearly as practicable, within the then current operating budget and the schedules of expenditures contained therein. Notwithstanding the foregoing, GPC makes no representation, warranty or promise of any kind as to the accuracy of any estimate contained in an operating budget or revised operating budget or that any such attempt referred to in the preceding sentence will be successful, and in no event shall GPC have any liability to any of the other Participants in these regards.
          Notwithstanding the foregoing provisions of this
     Section 1(h)(ii) with respect to the information to be provided by GPC and applicable times and dates, the matters set forth in Appendix A attached hereto relating to operating budgets, as the same may be revised from time to time by agreement among all of the Participants and GPC as agent for the Participants, shall govern and control any such conflicting or contrary provisions of this Section 1(h)(ii).

               (iii) Maintenance Schedule. GPC agrees to submit to the other Participants on or before the date set forth in Appendix A, a scheduled maintenance plan for the ensuing five calendar years. Each such plan shall describe in reasonable detail the contemplated time and duration of each outage and maintenance work to be done and the estimated cost thereof. In formulating the plan to be submitted to the Participants, GPC shall consider any comments submitted by the Participants to GPC prior to the date set forth in Appendix A, and GPC shall use its reasonable best efforts to minimize any period during which the Units are scheduled to be out of service for maintenance at the same time. Scheduled maintenance plans may be changed by GPC from time to time as deemed appropriate by GPC and when so changed shall be delivered to the other Participants. Should any major changes be made to the maintenance schedule within a calendar year, GPC shall use its reasonable best efforts to provide each Participant with a revised schedule. GPC makes no representation, warranty or promise of any kind as to the accuracy of any estimate or other information contained in any scheduled maintenance plan and in no event shall GPC have any liability to any of the other Participants in these regards. A Common Dispatch Participant shall receive maintenance schedules for the territory.
          Notwithstanding the foregoing provisions of this
     Section 1(h)(iii) with respect to the information to be provided by GPC and applicable times and dates, the matters set forth in Appendix A attached hereto relating to maintenance schedules, as the same may be revised from time to time by agreement among all of the Participants and GPC as agent for the Participants, shall govern and control any such conflicting or contrary provisions of this Section 1(h)(iii).

               (iv) Fuel Plan. By the date set forth in Appendix A, GPC shall prepare and submit to the other Participants for their approval a fuel supply plan covering at least a five-year period for the Units (the "Fuel Plan"). Each Fuel Plan shall describe in reasonable detail each action or contemplated action and payment and the estimated dates thereof relating to the acquisition, transportation, delivery and storage of fossil fuel for the Units, the entitlement (or estimates thereof) of each Participant to the energy generated by each of the Units for each calendar year of the Fuel Plan pursuant to Sections 3(b) hereof, a cash flow analysis of forecasted expenditures and credits for each Participant for each major cost component of the Fuel Plan by year for the period covered by the Fuel Plan, and cash flow by months (or such other period as agreed to by the Participants) for the first three years of each such period. GPC may amend the Fuel Plan from time to time as it deems appropriate and shall deliver to the other Participants such amended Fuel Plan. GPC shall attempt to acquire, transport, deliver and store fuel for the Units in accordance with the Fuel Plan to the extent reasonably practicable; provided, however, that GPC makes no representation, warranty or promise of any kind as to the accuracy of any estimate or forecast or other information contained in any Fuel Plan or that any attempt to acquire, transport, deliver and store fuel for the Units in accordance with the Fuel Plan will be successful, and in no event shall GPC have any liability to any of the other Participants in these regards.
          Notwithstanding the foregoing provisions of this
     Section 1(h)(iv) with respect to the information to be provided by GPC and applicable times and dates, the matters set forth in Appendix A attached hereto relating to Fuel Plans, as the same may be revised from time to time by agreement among all of the Participants and GPC as agent for the Participants, shall govern and control any such conflicting or contrary provisions of this Section 1(h)(iv)."

     9.   Amendment to Section 2(a) of the Operating Agreements.
Section 2(a), SHARING OF COSTS - GENERAL, of each of the
Operating Agreements is hereby amended by deleting such Section
2(a) in its entirety and by substituting, in lieu thereof, the following:

          "(a) Sharing of Costs - General. The Participants shall be responsible for payment of Cost of Construction in accordance with the provisions of the Ownership Agreement and shall be responsible for the payment of Separate Coal Stockpile Costs, Common Coal Stockpile Costs and Other Fuel Costs in accordance with the provisions of Sections 1(f), 1(g), 2(b), and 3(d) of this Agreement.
          Except as otherwise provided in this Section 2, each Participant shall be responsible for the payment of its respective share of all Operating Costs. Each Participant's respective share of such Operating Costs, to the extent feasible, shall be equivalent to the proportion that the output of energy from its undivided ownership interest in the Units bears to the total output of energy from the Units during the Applicable Accounting Period; provided, however, that if there is no output of energy from the Units during the Applicable Accounting Period, each Participant's respective share of such Operating Costs shall be equivalent to its respective percentage undivided ownership interest during such accounting period in the Units, and, for those Operating Costs which cannot be feasibly allocated based on the Participant's output of energy from their respective undivided ownership interests in the Units, each Participant's respective share of such Operating Costs shall be equivalent to its respective percentage undivided ownership interest in the Units during such accounting period. Operating Costs incurred in connection with Plant Wansley shall be allocated as provided in Appendix "B" attached hereto and incorporated herein by reference as the same may be revised from time to time by approval of all of the Participants.
          It is the absolute intent of the Participants to share all items of cost, obligation and liability incurred in connection with the Units and Plant Wansley (other than the financing of each Participant's respective undivided ownership interest in the Units), and not otherwise expressly provided for, in the proportion equivalent to each Participant's undivided ownership interest in the Units.
          Notwithstanding the foregoing provisions of this
     Section 2(a) or any other provision of this Agreement, in the event any Participant sells to any other person (including, without limitation, a Participant) any undivided ownership interest in the Units or any portion thereof in accordance with the provisions of Section 5(f) of the Ownership Agreement (other than a sale or conveyance as security for an indebtedness or in connection with the financing of pollution control facilities), such selling Participant's rights and obligations hereunder as a Participant and co-owner of the Units, including the obligation to make payments of the Operating Costs, Common Coal Stockpile Costs, Separate Coal Stockpile Costs, Other Fuel Costs and any other costs to be shared by the Participants hereunder, shall be reduced to the extent of such costs attributable to the undivided ownership interest so sold, and all Participants shall look solely to such purchaser for payment of the corresponding portion of the Operating Costs, Common Coal Stockpile Costs, Separate Coal Stockpile Costs, Other Fuel Costs and other costs to be shared by the Participants hereunder; provided, however, that no such sale shall relieve any Participant from its obligations under Section 3(d) hereof."

     10.  Amendment to Section 2(b) of the Operating Agreements.
Section 2(b), PAYMENT AND SETTLEMENT OF COSTS, of the Operating
Agreements is hereby amended as follows:

     (i)       Section 2(b)(i) of each of the Operating
               Agreements is hereby amended to delete the words
               "and acquisition of fuel" therefrom.

     (ii) The second sentence of Section 2(b)(iii) is hereby amended to delete the words:
                    In the OPC Operating Agreement: "of its 30% share of such Operating Costs of Plant Wansley"
                    In the MEAG Operating Agreement:  "of its
                    15.1% share of such Operating Costs of Plant
                    Wansley"
                    In the Dalton Operating Agreement:  "of its
                    1.4% share of such Operating Costs of Plant
                    Wansley,"
               and to substitute in each instance in lieu thereof, the words "of its share of Operating Costs as provided in Section 2(a), SHARING OF COSTS-GENERAL."

     (iii) Section 2(b) of each of the Operating Agreements is hereby amended to add the following section
               (vi) to the end thereof.

               "(vi) Notwithstanding the foregoing provisions of this Section 2(b), GPC agrees to establish depository reconcilement accounts for use in billing and payment of costs at Plant Wansley and to develop, after consultation with the other Participants, procedures for the implementation of such accounts. The establishment of such accounts and the development of such procedures shall be consistent, to the extent practicable, with the methodologies used by GPC for the billing and payment of costs at GPC's other jointly owned generating facilities which implement depository reconcilement accounting."

     11.  Amendment to Create Section 2(c) of the Operating
Agreements. Section 2, GENERAL FINANCIAL OBLIGATIONS, of each of the Operating Agreements is hereby amended to add the following subsection (c) thereto.

     "(c)  Common Coal Stockpile Costs, Separate Coal Stockpile
     Costs, and Other Fuel Costs.

               (i) Each Participant which is at any given time a Common Coal Stockpile Participant shall own an undivided ownership interest in the Common Coal Stockpile, and shall be responsible for the payment of Common Coal Stockpile Costs in the proportions set forth in Sections 1(f)(iii) and 1(g) of this Agreement. Each Participant which is at any given time a Separate Coal Stockpile Participant shall own the coal allocated to its account and shall be responsible for payment of Separate Coal Stockpile Costs pursuant to Sections 1(f)(iv) and 1(g) of this Agreement. Each Participant shall own other fossil fuel and shall be responsible for payment of Other Fuel Costs for the Units in proportion to its percentage undivided ownership interest from time to time in the Units. Not later than 120 days prior to the beginning of each calendar year, GPC shall deliver to the other Participants an estimate of the Common Coal Stockpile Costs or Separate Coal Stockpile Costs, as the case may be, and Other Fuel Costs to be paid by each Participant for such calendar year;

               (ii) For each calendar year, GPC shall keep an hourly record of the kilowatt-hours of energy delivered to each Participant from each of Wansley Unit No. 1 and Wansley Unit No. 2 and shall report such amounts each month along with the cumulative amount of energy delivered to each Participant since the beginning of that calendar year."

     12.  Amendment to Section 3(b) of the Operating Agreements.
Section 3(b), SCHEDULING AND DISPATCHING, of each of the
Operating Agreements is hereby amended by deleting such Section
3(b) in its entirety and by substituting, in lieu thereof, the following:

          "(b)  Scheduling and Dispatching.
               (i)  Subject to the further provisions of this
          Section 3(b), GPC, on its own behalf and as agent for the other Participants shall have sole authority for the scheduling and dispatching of the output of each of Wansley Unit No. 1 and Wansley Unit No. 2 and shall schedule and dispatch such outputs on a continuous economic dispatch basis, to the extent each such unit is capable of such dispatch, in accordance with GPC's standard scheduling and dispatching procedures to serve, in part, the electric capacity and energy load within the State of Georgia. By the date set forth in

          Appendix A, as the same may be revised from time to time with respect to such information by agreement among all of the Common Dispatch Participants and GPC as agent for the Common Dispatch Participants, GPC shall use its reasonable best efforts to provide to each Common Dispatch Participant a written budget estimate of the estimated operating levels of Wansley Unit No. 1 and Wansley Unit No. 2 based upon the anticipated economic dispatch of such Units for the five-year budget period. Each budget estimate shall be based on information reasonably available.
               (ii) Any Common Dispatch Participant having an undivided ownership interest in Wansley Unit No. 1, Wansley Unit No. 2, or both, shall have the right to request and receive during such calendar year energy on an hourly basis from either of Wansley Unit No. 1 or Wansley Unit No. 2 or both in excess of its proportionate share of the energy generated by such unit operating on an economic dispatch basis, up to a maximum of such Participant's proportionate share of the energy which could be generated by such unit operating at its maximum practicable capability at any given time, if (1) such Participant, gives GPC such advance notice as is reasonably acceptable to GPC of its desire to receive such additional energy from such unit and the amount of such additional energy and such increased generation can be reasonably accommodated within GPC's scheduling and dispatching procedures; and
          (2) such Participant agrees to be responsible, as of the date of such notice, for any and all additional costs resulting from such increased generation of energy, including all prepayments in connection with the acquisition of coal and other fuel, whether or not it requires or takes the additional energy during such calendar year and whether or not any additional energy is generated.
               (iii)  Subject to the provisions of Section
          3(b)(iv) of this Agreement, commencing within six months following the date of the first election by a Separate Coal Stockpile Participant to discontinue participation in the Common Coal Stockpile, GPC shall use its reasonable best efforts to dispatch the undivided ownership interests of each Separate Dispatch Participant in Wansley Unit No. 1 and Wansley Unit No. 2 to match the schedules provided by such Separate Dispatch Participant. Except as provided for in
          Section 3(b)(iv) or in the third paragraph of this
          Section 3(b)(iii), GPC shall have no right to dispatch the undivided ownership interests in Wansley Unit No. 1, Wansley Unit No. 2, or both, of the Separate Dispatch Participants on any basis or for any purpose other than to match the schedules provided by such

          Separate Dispatch Participants. The Separate Dispatch Participants having undivided ownership interests in Wansley Unit No. 1, Wansley Unit No. 2, or both, and GPC agree to develop software and to install any equipment at Wansley Unit No. 1 and Wansley Unit No. 2 which GPC and such Separate Dispatch Participants deem reasonable and necessary for the separate scheduling and dispatching of the undivided ownership interests of the Separate Dispatch Participants in Wansley Unit No. 1 and Wansley Unit No. 2. The costs associated with procuring, developing, installing and operating such equipment and software shall be borne solely by the Separate Dispatch Participants having undivided ownership interests in the Units, and each such Separate Dispatch Participant shall pay that portion of such costs in the proportion that its undivided ownership interest in the Units bears to the aggregate of undivided ownership interests of Separate Dispatch Participants in the Units.
               GPC and the Separate Dispatch Participants having undivided ownership interests in Wansley Unit No. 1, Wansley Unit No. 2, or both, shall establish mutually agreeable notification procedures for the startup and shutdown of Wansley Unit No. 1 and Wansley Unit No. 2 which shall be subject to approval by the Participants by vote of Participants owning at least an aggregate

          85% undivided ownership interest in the Units and upon failure to secure such approval, such notification procedures shall be those proposed by GPC. Such procedures shall consider, among other things, operational characteristics of Wansley Unit No. 1 and Wansley Unit No. 2 as well as factors affecting the operation of Wansley Unit No. 1 and Wansley Unit No. 2 as a component of Plant Wansley integrated with the Georgia Integrated Transmission System.
               Either GPC, on its own behalf and as agent for the other Common Dispatch Participants, or any Separate Dispatch Participant having undivided ownership interests in Wansley Unit No. 1, Wansley Unit No. 2, or both, may commit such of Wansley Unit No. 1, Wansley Unit No. 2, or both, in which it has an undivided ownership interest, when available, for start-up. The Participant or Participants committing a Unit for start-up shall pay and be solely responsible for all costs associated with the start-up of the Unit, including, without limitation, start-up fuel and personnel costs, with each such Committing Participant being responsible for a portion of such costs in the proportion that its undivided ownership interest in the committed Unit bears to the aggregate of the undivided ownership interests of the Committing Participants in the committed Unit. For this purpose, if GPC commits

          Wansley Unit No. 1, Wansley Unit No. 2, or both, for start-up, all Common Dispatch Participants having an undivided ownership interest in Wansley Unit No. 1 or Wansley Unit No. 2 shall be deemed Committing Participants. If one or more of the Committing Participants desire to shutdown Wansley Unit No. 1 or Wansley Unit No. 2 and one or more Committing Participant desires to maintain the commitment of such Unit, then the Committing Participant or Participants desiring to maintain the commitment may do so and shall be responsible for all costs associated therewith.
               During any period of commitment of Wansley Unit No. 1, Wansley Unit No. 2, or both, by Committing Participants, if another Participant or Participants having the right to schedule or dispatch output from the committed Unit or Units does so, then such Participant or Participants shall become Committing Participants and shall pay or reimburse the preexisting Committing Participants for that portion of the costs associated with start-up of the Unit for which the preexisting Committing Participants were liable pursuant to the third paragraph of this Section 3(b)(iii), which is properly and reasonably allocable to each new Committing Participant, all in accordance with GPC's standard operating and accounting procedures which shall be submitted for approval by the

          Participants by vote of Participants owning at least an aggregate 85% undivided ownership interest in the Units and upon failure to secure such approval, such operating and accounting procedures shall be those proposed by GPC. Each Separate Dispatch Participant shall be responsible for any and all costs resulting from its operation of Wansley Unit No. 1, Wansley Unit No. 2, or both.
               (iv) It is recognized by the Participants that the operation of the Georgia Integrated Transmission System under both normal and abnormal conditions can be impacted by the operation of Wansley Unit No. 1 and Wansley Unit No. 2, and it is further recognized that the operation of Wansley Unit No. 1, Wansley Unit No. 2 and the remainder of Plant Wansley, including, without limitation, maintenance of voltage regulation and electrical and mechanical stability, can be impacted by the operation of the Georgia Integrated Transmission System. The Participants agree that GPC, as agent, shall have the right to take such actions relating to the operation or shutdown of the Participants' undivided ownership interests in the Units as are reasonable for the safe and reliable operation of Wansley Unit No. 1, Wansley Unit No. 2, the remainder of Plant Wansley and the Georgia Integrated Transmission System.

               The Participants recognize and agree that (1) GPC shall have sole authority to control the reactive power output of Wansley Unit No. 1 and Wansley Unit No. 2 in order to control voltage at the Plant Wansley step-up substation and auxiliary electric systems, maintain reasonable voltage profiles on the Georgia Integrated Transmission System, and provide reactive power to the system, and (2) GPC may take actions to override the dispatch of the Participants' undivided ownership interests in Wansley Unit No. 1, Wansley Unit No. 2, or both, including, without limitation, startup or shutdown of Wansley Unit No. 1, Wansley Unit No. 2, or both, in the event GPC reasonably determines that such action is necessary or appropriate to maintain reliability and integrity of Wansley Unit No. 1, Wansley Unit No. 2, the remainder of Plant Wansley, the Georgia Integrated Transmission System or any combination of them. GPC shall notify each Participant having an undivided ownership interest in Wansley Unit No. 1, Wansley Unit No. 2, or both, as soon as reasonably practicable when such actions or similar actions are necessary. Procedures for such notification shall be included in the dispatch procedures to be developed by GPC and submitted to the Participants for approval by the Participants by vote of Participants owning at least an aggregate 85% undivided ownership interest in the Units and upon failure to secure such approval, such notification procedures shall be those proposed by GPC.
               All costs for any additional energy produced by operation of the Participants' undivided ownership interests in Wansley Unit No. 1, Wansley Unit No. 2, or both, pursuant to the foregoing provisions of this
          Section 3(b)(iv), shall be borne by the Participants in proportion to their undivided ownership interests in the Units and the Participants will be entitled to such additional energy in the same proportions whether or not any such Participant requires or can utilize such additional energy.
               The rights granted GPC pursuant to this Section 3(b)(iv) shall remain in full force and effect even if GPC is removed as agent for the Units and Plant Wansley Coal Stockpile, or any combination thereof.

               (v) The Participants agree that GPC shall have no obligation to generate energy which cannot be transmitted either due to transmission restrictions or lack of necessary transmission arrangements.

               (vi) For the purpose of this Section 3(b), the capacity associated with a Participant's undivided ownership interest in the Units shall include, in the case of GPC, the capacity purchased by GPC from time to time pursuant to Section 3(d) of this Agreement.

     13. Amendment to Section 3(d) of the OPC Operating Agreement. Section 3(d), GPC ENTITLEMENT OF OEMC CAPACITY AND ENERGY, of the OPC Operating Agreements is hereby amended to delete subsection (iv) in its entirety therefrom and to renumber the remaining subsections 3(d)(v) and 3(d)(vi) as 3(d)(iv) and 3(d)(v).

     14.  Amendment to Create Section 10 of the Operating
Agreements. Section 10 of each of the Operating Agreements hereby reads as follows:

     "10. Plant Wansley Operating Committee.
     (a) Establishment of Plant Wansley Operating Committee. There is hereby established by the Participants a "Plant Wansley Operating Committee" which shall be comprised of one representative and one alternate of each Participant. The Plant Wansley Operating Committee shall establish its own rules of procedure which shall be agreed to by all of the Participants to become effective.
     (b) Responsibilities of the Plant Wansley Operating Committee. The Plant Wansley Operating Committee shall supersede the role of the Joint Committee with respect to Plant Wansley and shall administer the rights and obligations of the Participants under the Plant Wansley Participation Agreements. The procedures approved by the Joint Committee and Joint Subcommittee relating to Plant Wansley currently in effect shall continue in full force and effect and shall be implemented by the Plant Wansley Operating Committee. In addition, the Plant Wansley Operating Committee shall be responsible for the following:
          (i) The development of coal procurement procedures as contemplated by Section 1(f)(vi) hereof.
          (ii) The development of Separate Coal Stockpile and Common Coal Stockpile accounting procedures as contemplated by Section 1(g)(vii) hereof.
          (iii) The development of dispatch procedures as contemplated by Sections 3(b)(iii) and (iv) hereof.
          (iv) Such other duties as may be conferred upon it by mutual agreement of the Participants."

     15. Effectiveness of this Amendment. Neither this Amendment nor any of the obligations of the parties hereto shall be effective until the receipt of all requisite approvals, including, without limitation, the approval of the Securities and Exchange Commission ("SEC") under the Public Utility Holding Company Act of 1935, the written approval of the Administrator of the Rural Electrification Administration and the approval of all other persons, entities and regulatory bodies having a right or the jurisdiction to approve or consent to an amendment to the Operating Agreements, but upon receipt of such approvals this

Amendment and the obligations of the parties hereto shall be effective. The parties hereby agree to use their respective best efforts to expeditiously obtain all such requisite approvals.

     16. Miscellaneous. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Operating Agreements without making specific reference to this Amendment, but nevertheless all such references shall be deemed to include this Amendment unless the context shall otherwise require.

     This Amendment shall be construed in connection with and as a part of the Operating Agreements, and all terms, conditions and covenants contained in the Operating Agreements, except as herein modified, shall be and remain in full force and effect, and the parties hereto agree that they are bound by the terms and conditions of the Operating Agreements as amended hereby.

     This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but altogether one and the same instrument.

          [Remainder of Page Intentionally Left Blank.]

     IN WITNESS WHEREOF, the undersigned Parties hereto have duly executed this Amendment under seal as of the date first above written.

Signed, sealed and delivered       GEORGIA POWER COMPANY
in the presence of:

  /s/ Scott A. Hudson              By:  /s/ Fred D. Williams
------------------------------     --------------------------------------
  /s/ Judith D. Gesa               Name: Fred D. Williams
------------------------------     --------------------------------------
Notary Public                      Title: Senior Vice President

                                   Attest: /s/ Cherry C. Hudgins
                                          -------------------------------

                                   Name: Cherry C. Hudgins
                                        ---------------------------------
                                   Title: Assistant Corporate
                                         --------------------------------
                                          Secretary
                                         --------------------------------


                                             (CORPORATE SEAL)


Signed, sealed and delivered       OGLETHORPE POWER CORPORATION
in the presence of:                (AN ELECTRIC MEMBERSHIP
                                   GENERATION & TRANSMISSION
  /s/ Charles E. Roundtree         CORPORATION)
------------------------------
  /s/ Joann Smith                  By:  /s/ T.D. Kilgore
------------------------------     --------------------------------------
Notary Public
                                   Name: T.D. Kilgore
                                        ---------------------------------
                                   Title: President & CEO
                                         --------------------------------

                                   Attest: /s/ Patricia N. Nash
                                          -------------------------------

                                   Name: Patricia N. Nash
                                        ---------------------------------
                                   Title: Assistant Secretary
                                         --------------------------------

                                             (CORPORATE SEAL)

               [Signatures continued on next page]

            [Signatures continued from previous page]

Signed, sealed and delivered       MUNICIPAL ELECTRIC AUTHORITY
in the presence of:                OF GEORGIA

                                   By:  /s/ Frank L. Olson
------------------------------        -----------------------------------

 /s/  E. Michail Samford           Name: Frank L. Olson
------------------------------          ---------------------------------
Notary Public                      Its: President
                                       ----------------------------------

                                   Attest: /s/ Robert P. Johnston
                                          -------------------------------

                                   Name: Robert P. Johnston
                                        ---------------------------------
                                   Its: Assistant Secretary-
                                       ----------------------------------
                                        Treasurer
                                       ----------------------------------

                                             (OFFICIAL SEAL)

Signed, sealed and delivered       CITY OF DALTON, GEORGIA
in the presence of:

  /s/ Faye M. Kenenear             By:  /s/ James A. Middleton
------------------------------        -----------------------------------

                                   Name: James A. Middleton
------------------------------          ---------------------------------
Notary Public                      Its: Mayor
                                       ----------------------------------

                                   Attest: /s/ Faye L. Martin
                                          -------------------------------
                                   Name: Faye L. Martin
                                        ---------------------------------
                                   Its: Clerk
                                       ----------------------------------

                                             (OFFICIAL SEAL)

Signed, sealed and delivered       BOARD OF WATER, LIGHT AND
in the presence of:                SINKING FUND COMMISSIONERS


                                   By:  /s/ DeForrest Parrott
------------------------------        -----------------------------------

  /s/ Linda K. Carlisle            Name: DeForrest Parrott
------------------------------          ---------------------------------
Notary Public                      Its: Secretary
                                       ----------------------------------

                                   Attest: /s/ W.R. Seaton, Jr.
                                          -------------------------------

                                   Name: W.R. Seaton, Jr.
                                        ---------------------------------
                                   Its: Assistant to General
                                       ----------------------------------
                                        Manager
                                       ----------------------------------

                                             (OFFICIAL SEAL)

                APPENDIX A TO OPERATING AGREEMENT

         CAPITAL BUDGET, OPERATING BUDGET, SCHEDULING AND
      DISPATCH BUDGET, MAINTENANCE SCHEDULES AND FUEL PLANS


     Capital Budget. By August 15 of each calendar year, GPC shall use its reasonable best efforts to provide to each Participant a written budget estimate of capital costs anticipated to be incurred for the five-year budget period for Wansley Unit No. 1 and Wansley Unit No. 2. Each budget estimate shall be based on information reasonably available. Also to be included in the capital budget are any projects which may be charged to a Participant on the basis of its ownership pursuant to the Ownership Agreement. This budget estimate is to consist of project estimate sheets for each project. For the five-year budget period, a summary of estimates of capital expenditures and retirements will be provided, the first year by month and the remaining four years by annual total.
     Each capital budget estimate and revised capital budget estimate shall be in a format such that for the next calendar year each month's estimated costs are listed by reference to the applicable Uniform System of Accounts account number. In addition, each capital budget estimate and revised capital budget estimate shall be in a format showing expected amounts that the Participant will be billed.

     Operating Budget. By August 15 of each calendar year, GPC shall use its reasonable best efforts to provide each Participant a written budget estimate of Operating Costs including, without limitation, scheduled outage costs (by month for the following year and in summary fashion for the succeeding four years) anticipated to be incurred for the five-year budget period for Wansley Unit No. 1 and Wansley Unit No. 2. Each operating budget estimate shall be based on information reasonably available.
     Each operating budget estimate and revised operating budget estimate shall be in a format such that each month's estimated costs are listed by reference to the applicable Uniform System of Accounts account number. In addition, each operating budget estimate and revised operating budget estimate shall be in a format showing expected amounts that the Participant will be billed. Finally, a report on materials and supplies purchased during the preceding calendar year shall be provided along with the operating budget estimate.

     Scheduling and Dispatching Budget. By August 15 of each year, GPC shall provide each Common Dispatch Participant with a budget estimate of the estimated operating levels of Wansley Unit
No. 1 and Wansley Unit No. 2.

     Maintenance Schedules. In formulating the maintenance schedule to be submitted to the Participants, GPC shall consider any comments submitted by the Participants prior to August 1 of each year. On or before August 15 of each calendar year, GPC shall use its reasonable best efforts to provide each Participant with a written scheduled outage plan for Wansley Unit No. 1 and

Wansley Unit No. 2. Should any major changes be made to the maintenance schedule within a calendar year, GPC shall use its reasonable best efforts to provide each Participant with a revised schedule. A Common Dispatch Participant shall receive maintenance schedules for the territory.

     Fuel Plans. By September 1 of each year, GPC shall provide each Participant with a Fuel Plan.

                APPENDIX B TO OPERATING AGREEMENTS
        PLANT WANSLEY OPERATIONS AND MAINTENANCE EXPENSES


     For the purposes of allocating costs, all FERC accounts other than Operations and Maintenance on the Boiler and Turbine (FERC's 502, 505, 512, and 513) are designated as fixed costs to be allocated based upon the respective undivided ownership interests in Wansley Units 1 and 2. The Operations and Maintenance on Boiler and Turbine costs shall be divided between labor and nonlabor. All labor, both straight time and overtime, shall be designated as fixed costs. All other costs charged to these FERC Accounts (502, 505, 512, 513) shall be considered variable, and allocated to owner based on relative generation during the "applicable accounting period." A flow chart of this information is attached thereto.

                            APPENDIX B

                          PLANT WANSLEY

                O & M COST ALLOCATION METHODOLOGY

I.   FERC Accounts Non-Labor in 502, 505, 512, 513
     A.   Costs Related to Output
          1.   Applicable Accounting Period
               a.)  Output
                    i.)  Shared by Generation
               b.)  No Output
                    i.)  Shared by Ownership

II.  FERC Accounts 500, 501, 506, 507, 510, 511, 514
     Labor in 502, 505, 512, 513

     A.   Costs not Related to Output

          1.   Applicable Accounting Period

               a.)  Shared by Ownership


III. Cost Method Not Described





                               B-2